                                                                              EXECUTION COPY

                                  GMAC MORTGAGE CORPORATION,

                           Servicer and Certificate Administrator,

                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                           Company

                              VARIOUS DELAWARE STATUTORY TRUSTS,

                                           Issuers,

                           WELLS FARGO BANK, NATIONAL ASSOCIATION.,

                                   Indenture Trustee No. 1,

                          JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

                             Indenture Trustee No. 2 and Trustee,

                                             and

                                    THE BANK OF NEW YORK,

                                   Indenture Trustee No. 3

                                    MASTER AMENDMENT NO. 1

                                              TO

                           SERVICING AGREEMENTS AND TRUST AGREEMENT

                                  Dated as of August 1, 2006

        THIS MASTER  AMENDMENT NO. 1 TO SERVICING  AGREEMENTS AND TRUST  AGREEMENT dated as of
August  1, 2006  (this  "Amendment"),  is among  GMAC  MORTGAGE  CORPORATION,  a  Pennsylvania corporation,  in its capacity as servicer (the  "Servicer") for the Delaware  statutory trusts listed  under the heading  "Issuers"  described in rows 1 through 27 in the table on Exhibit A hereto (the  "Issuers"),  and in its  capacity  as  certificate  administrator  for the Issuer described in row 27 of Exhibit A hereto (the "Certificate  Administrator"),  RESIDENTIAL ASSET
MORTGAGE  PRODUCTS,  INC.,  a  Delaware  corporation,  in  its  capacity  as  a  company  (the
"Company")  in  connection  with the  issuer  described  in row 28 of  Exhibit  A hereto  (the
"2004-JR1  Issuer"),  WELLS FARGO BANK,  NATIONAL  ASSOCIATION,  in its  capacity as indenture trustee  for the  Issuers  described  in rows 1 through  16 on  Exhibit  A hereto  ("Indenture
Trustee No. 1"),  JPMORGAN  CHASE BANK,  NATIONAL  ASSOCIATION,  in its  capacity as indenture trustee  for the  Issuers  described  in rows 16 through  25 on  Exhibit A hereto  ("Indenture
Trustee  No. 2"),  and in its  capacity  as trustee  for the Issuer  described  in row 28 (the
"Trustee"),  and THE BANK OF NEW YORK in its  capacity  as  indenture  trustee for the Issuers described in row 27 on Exhibit A hereto  ("Indenture  Trustee No. 3",  together with Indenture
Trustee No. 1 and  Indenture  Trustee No. 2, the  "Indenture  Trustees"),  and pursuant to the letter  agreements  attached  as  Exhibit B hereto,  has been  agreed to and  acknowledged  by
FINANCIAL  GUARANTY  INSURANCE  COMPANY,  a New  York-domiciled  stock  insurance  corporation
("FGIC"),  FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("FSA"), MBIA
INSURANCE  CORPORATION,  a New York corporation ("MBIA") and AMBAC ASSURANCE CORPORATION a New
York corporation ("AMBAC," and together with FGIC, FSA and MBIA, the "Enhancers").

                                          WITNESSETH

        WHEREAS,  the  Servicer  and the  Indenture  Trustees  have  entered  into a servicing agreement  (collectively,  the  "Existing  Servicing  Agreements")  with each of the  Issuers, pursuant to which the Servicer agreed to service mortgage loans owned by the Issuers;

        WHEREAS,  the  Certificate  Administrator,  the Company and the Trustee entered into a trust  agreement (the "Existing Trust  Agreement") in connection with the Issuer  described in row 28 of Exhibit A hereto,  pursuant to which the Certificate  Administrator agreed to act as certificate administrator for the securities owned by the 2004-JR1 Issuer;

        WHEREAS,  the GMAC Mortgage  Corporation  desires to merge into GMAC Mortgage,  LLC, a
Delaware limited liability company (the "Conversion"),  and the Existing Servicing  Agreements
and Existing Trust Agreement do not expressly allow for the Conversion;

        WHEREAS,  the Servicer desires to amend each of the Existing Servicing  Agreements and
Existing Trust Agreement to expressly allow for the Conversion;

        WHEREAS,  Section  8.01  of  each  Existing  Servicing  Agreement  provides  that  the effectiveness  of this  Amendment is  conditioned  upon (a) consents  being  obtained from the applicable  Enhancer  and  the  Indenture  Trustee  and  (b)  the  Indenture  Trustee  and the
applicable Enhancer receiving the no-downgrade letters attached hereto as Exhibit C;

        WHEREAS,  Section  8.01(a)(vi)  of the  Existing  Trust  Agreement  provides  that the effectiveness  of this  Amendment is conditioned  upon (a) the amendment not being  materially inconsistent  with the  provisions  of the Existing  Trust  Agreement  and (b) the  applicable opinion letters of counsel being provided to the trustee;

        NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.     Amendments.

(a)     Section 6.02 of each of the Existing Servicing Agreements is hereby amended by inserting the following paragraph after the final paragraph of Section 6.02 of such Existing
Servicing Agreements:

                      Notwithstanding  anything to the contrary set forth  herein,  any
        Person (as defined  below) into which the  Servicer  may be merged or converted or with which it may be consolidated,  or any Person resulting from any merger, conversion  or  consolidation  to which the Servicer  shall be a party,  or any
        Person  succeeding to the business of the  Servicer,  shall be the successor of the  Servicer,  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto.  "Person" shall mean any
        legal  individual,   corporation,   partnership,  joint  venture,  association,
        joint-stock   company,   limited  liability  company,   trust,   unincorporated
        organization or government or any agency or political subdivision thereof.

(b)     The defined term "Person" in Section 1.01 of the Existing Trust Agreement is hereby amended and replaced in its entirety with the following:

                      Person:   Any   individual,    corporation,   limited   liability
        company, partnership,  joint venture, association,  joint-stock company, trust,
        unincorporated   organization   or   government  or  any  agency  or  political
        subdivision thereof.

SECTION 2.     Effect of Amendment.

        Upon  execution of this  Amendment,  the Existing  Servicing  Agreements  and Existing
Trust  Agreement  shall be, and be deemed to be,  modified and amended in accordance  herewith and the respective rights,  limitations,  obligations,  duties,  liabilities and immunities of the parties  thereto shall  hereafter be  determined,  exercised  and enforced  subject in all respects  to such  modifications  and  amendments,  and all the terms and  conditions  of this
Amendment  shall be deemed to be part of the terms and  conditions  of the Existing  Servicing
Agreements  and  Existing  Trust  Agreement  (as  applicable)  for any and  all  purposes.  In addition,  the relevant  provisions of the Existing  Servicing  Agreements  and Existing Trust
Agreement  shall be, and deemed to be,  modified and amended to reflect the change in the name and form of  legal  organization  of GMAC  Mortgage  Corporation  as noted  above.  Except  as modified and  expressly  amended by this  Amendment,  the Existing  Servicing  Agreements  and
Existing  Trust  Agreement  are in all  respects  ratified and  confirmed,  and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 3.     Binding Effect.

        The  provisions  of this  Amendment  shall be binding upon and inure to the benefit of the parties hereto, the Enhancers and each of their respective successors and assigns.

SECTION 4.     Governing Law.

        This Amendment  shall be governed by and construed in accordance  with the laws of the
State of New York and the obligations,  rights and remedies of the parties  hereunder shall be determined in accordance with such laws.

SECTION 5.     Severability of Provisions.

        If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Amendment shall be for any reason  whatsoever held invalid,  then such covenants,  agreements, provisions  or terms  shall be deemed  severable  from the  remaining  covenants,  agreements, provisions  or  terms  of  this  Amendment  and  shall  in  no  way  affect  the  validity  or enforceability of the other provisions of this Amendment.

SECTION 6.     Section Headings.

        The section  headings  herein are for  convenience  of reference  only,  and shall not limit or otherwise affect the meaning hereof.

SECTION 7.     Counterparts.

        This  Amendment  may be  executed in several  counterparts,  each of which shall be an original and all of which shall constitute but one and the same instrument.

SECTION 8.     Third Party Beneficiaries

        Each Enhancer shall be an intended third party  beneficiary of this Amendment,  to the extent that this  Amendment  relates to a Servicing  Agreement  to which such  Enhancer  has a consent right with respect to amendments thereto.

                                   [Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GMACM Home Equity Loan Trust 2000-HE2               GMACM MORTGAGE CORPORATION,
GMACM Home Equity Loan Trust 2000-HE4               as Servicer and Certificate Administrator
GMACM Home Equity Loan Trust 2002-HE1
GMACM Home Equity Loan Trust 2002-HE3
GMACM Home Equity Loan Trust 2002-HE4
GMACM Home Equity Loan Trust 2003-HE1               By:____________________________________
GMACM Home Equity Loan Trust 2003-HE2                  Name:
GMACM Home Equity Loan Trust 2004-HE1                  Title:
GMACM Home Equity Loan Trust 2004-HE2
GMACM Home Equity Loan Trust 2004-HE3
GMACM Home Equity Loan Trust 2004-HE4               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
GMACM Home Equity Loan Trust 2004-HE5               as Company
GMACM Home Equity Loan Trust 2005-HE1
GMACM Home Equity Loan Trust 2005-HE2
GMACM Home Equity Loan Trust 2005-HE3
GMACM Home Equity Notes 2004 Variable               By:______________________________________
  Funding Trust                                        Name:
GMACM Home Equity Loan Trust 2001-HLTV2                Title:
GMACM Home Equity Loan Trust 2002-HLTV1
GMACM Home Equity Loan Trust 2004-HLTV1
GMACM Home Equity Loan Trust 2006-HLTV1             WELLS FARGO BANK, N.A.,
GMACM Home Equity Loan Trust 2001-HE2               as Indenture Trustee No. 1
GMACM Home Equity Loan Trust 2001-HE3
GMACM Home Equity Loan Trust 2006-HE1
GMACM Mortgage Loan Trust 2003-GH1
GMACM Mortgage Loan Trust 2003-GH2                  By:_____________________________________
GMACM Mortgage Loan Trust 2004-GH1                      Name:
GMACM Home Equity Loan Trust  2001-HLTV1                Title:

By:  WILMINGTON TRUST COMPANY, not in its           JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
     individual capacity, but solely as owner       as Indenture Trustee No. 2 and Trustee
     trustee

                                                    By:_____________________________________
By:_______________________________                  Name:
Name:                                               Title:
Title:

                                                    THE BANK OF NEW YORK,
                                                    as Indenture Trustee No. 3

                                                    By:________________________________
                                                        Name:
                                                        Title:

                                          EXHIBIT A

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TRANSACTION NO.             ISSUERS
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1.                    GMACM Home Equity Loan Trust 2000-HE2
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2.                    GMACM Home Equity Loan Trust 2000-HE4
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3.                    GMACM Home Equity Loan Trust 2002-HE1
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4.                    GMACM Home Equity Loan Trust 2002-HE3
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5.                    GMACM Home Equity Loan Trust 2002-HE4
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6.                    GMACM Home Equity Loan Trust 2003-HE1
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7.                    GMACM Home Equity Loan Trust 2003-HE2
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8.                    GMACM Home Equity Loan Trust 2004-HE1
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9.                    GMACM Home Equity Loan Trust 2004-HE2
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10.                   GMACM Home Equity Loan Trust 2004-HE3
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11.                   GMACM Home Equity Loan Trust 2004-HE4
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12.                   GMACM Home Equity Loan Trust 2004-HE5
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13.                   GMACM Home Equity Loan Trust 2005-HE1
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14.                   GMACM Home Equity Loan Trust 2005-HE2
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15.                   GMACM Home Equity Loan Trust 2005-HE3
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16.                   GMACM Home Equity Notes 2004 Variable Funding Trust
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17.                   GMACM Home Equity Loan Trust 2001-HLTV2
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18.                   GMACM Home Equity Loan Trust 2002-HLTV1
--------------------- ---------------------------------------------------------------
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19.                   GMACM Home Equity Loan Trust 2004-HLTV1
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
20.                   GMACM Home Equity Loan Trust 2006-HLTV1
--------------------- ---------------------------------------------------------------
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21.                   GMACM Home Equity Loan Trust 2001-HE2
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
22.                   GMACM Home Equity Loan Trust 2001-HE3
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
23.                   GMACM Home Equity Loan Trust 2006-HE1
--------------------- ---------------------------------------------------------------
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24.                   GMACM Mortgage Loan Trust 2003-GH1
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25.                   GMACM Mortgage Loan Trust 2003-GH2
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26.                   GMACM Mortgage Loan Trust 2004-GH1
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--------------------- ---------------------------------------------------------------
27.                   GMACM Home Equity Loan Trust  2001-HLTV1
--------------------- ---------------------------------------------------------------
--------------------- ---------------------------------------------------------------
28.                   GMACM Mortgage Loan Trust 2004-JR1
--------------------- ---------------------------------------------------------------

                                          EXHIBIT B

                                      ENHANCER CONSENTS

                                  [ON FILE WITH THE TRUSTEE]

                                          EXHIBIT C

                                     NO-DOWNGRADE LETTERS

                                  [ON FILE WITH THE TRUSTEE]